Exhibit 99.3
Adams Respiratory Therapeutics, Inc.
PERFORMANCE-BASED RESTRICTED STOCK UNIT CERTIFICATE
Non-transferable
G R A N T    T O

(“Grantee”)
by Adams Respiratory Therapeutics, Inc. (the “Company”) of Performance-Based Restricted Stock Units (the “Performance Units”) representing the right to earn, on a one-for-one basis, shares of the Company’s $0.01 common stock (“Shares”), pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages of this award certificate (this “Certificate”).
The target number of Shares subject to this award is _______(the “Target Award”). Depending on the Company’s level of attainment of specified targets for growth in EPS and Net Sales for the two fiscal year period beginning July 1, 2007 and ending June 30, 2009, Grantee may earn 0% to 200% of the Target Award, in accordance with the matrices attached hereto as Exhibit A and the terms of this Certificate.
By accepting this award, Grantee shall be deemed to have agreed to the terms and conditions of this Certificate and the Plan.
IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc., acting by and through its duly authorized officers, has caused this Certificate to be executed as of the Grant Date.

ADAMS RESPIRATORY THERAPEUTICS, INC.		Grant Date: August 24, 2007

By:	*SAMPLE DOCUMENT*	Accepted by Grantee:	*SAMPLE DOCUMENT*

Its:	Authorized Officer

2008 — 2009 Performance Share Award
TERMS AND CONDITIONS
1. Defined Terms. Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan. In addition, for purposes of this Certificate:
     (i) Performance Cycle means the two fiscal years of the Company beginning July 1, 2007 and ending on June 30, 2009.
     (ii) GAAP means generally accepted accounting principles as applied in the United States.
     (iii) EPS for the Company for a given year means “diluted earnings per share” as determined by the Company in accordance with GAAP and reported on the year-end financial statements of the Company for such year.
     (iv) EPS Growth means the increase in EPS for a given fiscal year in the Performance Cycle over the EPS for the immediately prior fiscal year.
     (v) Average EPS Growth is the simple average of EPS Growth in each of the two fiscal years in the Performance Cycle.
     (vi) Net Sales is a financial measure for the Company for a given year, as determined by the Company in accordance with GAAP and reported on the Company’s statement of operations for such year.
     (vii) Net Sales Growth means the increase in Net Sales for a given fiscal year in the Performance Cycle over the Net Sales for the immediately prior fiscal year.
     (viii) Average Net Sales Growth is the simple average of Net Sales Growth in each of the two fiscal years in the Performance Cycle.
     (ix) First Conversion Date means the date of the Committee’s or the Board’s certification of the Company’s Average EPS Growth and Average Net Sales Growth for the Performance Cycle, but no later than September 15, 2009.
     (x) Second Conversion Date means June 30, 2010 or such earlier vesting date as provided in the Restricted Stock Unit Agreement referred to in Paragraph 3(ii) below.
2. Performance Units. The Performance Units have been credited to a bookkeeping account on behalf of Grantee. The Performance Units will be earned in whole, in part, or not at all, as provided on Exhibit A attached hereto. Any Performance Units that fail to vest in accordance with the terms of this Certificate will be forfeited and reconveyed to the Company without further consideration or any act or action by Grantee.
3. Conversion to Shares. Except as otherwise provided in Paragraph 4, 5 or 6 below:
     (i) 50% of the Performance Units that are earned based on performance will be converted to actual Shares (one Share per vested Performance Unit) on the First Conversion Date. Shares will be registered on the books of the Company in Grantee’s name as of the First Conversion Date and will remain in uncertificated, book-entry form unless Grantee requests a stock certificate or certificates for the Shares.
     (ii) The remaining 50% of the Performance Units that are earned based on performance will be converted to service-based Restricted Stock Units (“RSUs”) that will vest and be converted to actual Shares (one Share per unit) on the Second Conversion Date. Such RSUs will be subject to the vesting and other terms and conditions set forth in a Restricted Stock Unit Agreement in the form attached hereto as Exhibit B.
4. Termination of Employment. If Grantee’s employment is terminated prior to June 30, 2009 and prior to the occurrence of a Change in Control, the following provisions of this Paragraph 4 shall govern the vesting of the Performance Units, and 100% of the Performance Units, if any, that are earned shall be converted to actual Shares (one Share per vested Performance Unit) on the First Conversion Date.
     (i) Death or Disability. If Grantee’s employment is terminated by reason of death or Disability, the number of Units earned shall be determined by multiplying (a) the number of Performance Units that would otherwise have been

2008 — 2009 Performance Share Award
earned on June 30, 2009 based on actual performance as of the end of the Performance Cycle, by (b) a fraction, the numerator of which is the number of days in the Performance Cycle preceding the date of Grantee’s employment termination and the denominator of which is 720 (the “Pro-Rata Amount”).
     (ii) Any Other Reason. If Grantee’s employment is terminated for any other reason, all of the Performance Units shall be forfeited; provided however, that in the case of a termination of Grantee’s employment by the Company without Cause or Grantee’s voluntary termination for “Good Reason” if that term or a similar constructive termination concept applies in the absence of a Change in Control under an employment agreement between Grantee and the Company or an Affiliate, the Committee or the Board may, but shall not be required to, determine that the number of Performance Units earned shall equal the Pro-Rata Amount.
5. Change in Control. If a Change in Control occurs during the Performance Cycle and while Grantee remains employed, the treatment of the Performance Shares will depend on the circumstances, as described below:
     (i) If the Performance Shares are not assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, the Performance Shares will be converted to Shares on the date of the Change in Control. If the Change in Control occurs on or before June 30, 2008, the number of such Shares will equal the Target Award. If the Change in Control occurs between June 30, 2008 and June 30, 2009, the number of such Shares will equal the number of Performance Units that would have been earned based on actual performance as of the end of the last fiscal quarter ended prior to the date of the Change in Control, as determined by the performance matrices on Exhibit A.
     (ii) If the Performance Shares are assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, then the Performance Units will be converted to service-based RSUs as of the date of the Change in Control. Such RSUs will be subject to the vesting and other terms and conditions set forth in a Restricted Stock Unit Agreement in the form attached hereto as Exhibit C. If the Change in Control occurs on or before June 30, 2008, the number of such RSUs will equal the Target Award. If the Change in Control occurs between June 30, 2008 and June 30, 2009, the number of such RSUs will equal the number of Performance Units that would have been earned based on actual performance as of the end of the last fiscal quarter ended prior to the date of the Change in Control, as determined by the performance matrices on Exhibit A.
6. Deferral Election. At any time prior to December 31, 2008, Grantee may elect to defer delivery of the Shares that would otherwise be deliverable on the First Conversion Date or the Second Conversion Date with respect to any or all of the Performance Units. If such deferral election is made, rather than being converted to Shares on the First Conversion Date or the Second Conversion Date, as the case may be, the vested Performance Units with respect to which a timely deferral election has been made will be converted to Deferred Stock Units (“DSUs”), which shall convert to Shares on a designated later date or dates and shall be subject to the terms and conditions set forth in a Deferred Stock Unit Agreement in such form as the General Counsel of the Company shall deem to be appropriate and advisable, based upon the advice of the Company’s legal counsel or independent accountants, in order to be incompliance with applicable laws and regulations relating to nonqualified deferred compensation.
7. Dividend Equivalents. If any dividends or other distributions are paid with respect to the Shares while the Performance Units, RSUs or DSUs or are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of Shares then underlying the Performance Units, RSUs or DSUs shall be converted into additional stock units in Grantee’s name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable, and such additional stock units shall be subject to the same forfeiture and transfer restrictions and deferral terms as apply to the Performance Units, RSUs or DSUs with respect to which they relate. In other words, Dividend Equivalents credited to outstanding Performance Units or RSUs are only earned to the extent that the related Performance Units are earned or RSUs are vested.

2008 — 2009 Performance Share Award
8. Restrictions on Transfer and Pledge. No right or interest of Grantee in the Performance Units, RSUs, DSUs or in any related Dividend Equivalents rights may be pledged, encumbered, or hypothecated or be made subject to any lien, obligation, or liability of Grantee to any other party other than the Company or an Affiliate. Neither the Performance Units, RSUs, DSUs nor any related Dividend Equivalents rights may be sold, assigned, transferred or otherwise disposed of by Grantee other than by will or the laws of descent and distribution.
9. Limitation of Rights. The Performance Units, RSUs and DSUs do not confer to Grantee or Grantee’s beneficiary, executors or administrators any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the units. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate.
10. Payment of Taxes. The Company or any Affiliate employing Grantee has the authority and the right to deduct or withhold, or require Grantee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Grantee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the vesting or settlement of the Performance Units, RSUs or DSUs. The withholding requirement may be satisfied, in whole or in part, at the election of the Company’s general counsel, principal financial officer or comptroller, by withholding from the settlement of the stock units Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as such officer establishes. The obligations of the Company under this Certificate will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.
11. Restrictions on Issuance of Shares. If at any time the Committee or the Board shall determine in its discretion, that registration, listing or qualification of the Shares underlying the Performance Units, RSUs or DSUs upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Performance Units, RSUs or DSUs, stock units will not be converted to Shares in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.
12. Plan Controls. The terms contained in the Plan shall be and are hereby incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan. Without limiting the foregoing, the terms and conditions of the Performance Units, RSUs or DSUs, including the number of shares and the class or series of capital stock which may be delivered upon settlement of the Performance Units, RSUs or DSUs, are subject to adjustment as provided in Article 15 of the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative. Any conflict between this Certificate and the terms of a written employment or change-in-control agreement with Grantee that has been approved, ratified or confirmed by the Committee or the Board prior to the Grant Date shall be decided in favor of the provisions of such employment or change-in-control agreement.
13. Relationship to Other Benefits. The Performance Units, RSUs or DSUs shall not affect the calculation of benefits under any other compensation plan or program of the Company, except to the extent specially provided in such other plan or program.
14. Notice. Notices and communications hereunder must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 4 Mill Ridge Lane, Chester, New Jersey 07930; Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

EXHIBIT A
Performance Units
The Performance Units will be earned, in whole or in part, on June 30, 2009, based on the Company’s Average EPS Growth and Average Net Sales Growth over the two fiscal years beginning July 1, 2007 and ending June 30, 2009 (the “Performance Cycle”), as follows:
Performance Matrix for Average EPS Growth

		% of Target Award
Degree of Performance Attainment	Average EPS Growth*	Earned*
Outstanding	$**	100%
Target	$**	50%
Threshold	$**	25%
Less than Threshold	<$**	0%

*	Payouts between performance levels will be determined based on straight line interpolation.
Performance Matrix for Average Net Sales Growth

		% of Target Award
Degree of Performance Attainment	Average Net Sales Growth*	Earned*
Outstanding	**%	100%
Target	**%	50%
Threshold	**%	25%
Less than Threshold	<**%	0%

*	Payouts between performance levels will be determined based on straight line interpolation.

**	Confidential portion of performance schedule is omitted but will be furnished supplementally to the SEC upon request.
Performance under each matrix is independent of performance under the other and the results are added together. In other words, if actual Average EPS Growth results in 25% of the Target Award being earned and actual Average Net Sales Growth results in 50% of the Target Award being earned, a total of 75% of the Target Award will be earned.
Notwithstanding the foregoing performance matrices, the Committee may make equitable adjustments to the resulting awards to take into account changes in accounting principles, changes in tax laws, business acquisitions or dispositions, natural disasters or other events that would materially affect EPS or Net Sales.

EXHIBIT B
Adams Respiratory Therapeutics, Inc.
RESTRICTED STOCK UNIT CERTIFICATE
Non-transferable
GRANT TO

(“Grantee”)
by Adams Respiratory Therapeutics, Inc. (the “Company”)
of _________
Restricted Stock Units (the “Units”) representing the right to earn, on a one-for-one basis, shares of the Company’s $0.01 common stock (“Shares”), pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages of this award certificate (this “Certificate”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.
By accepting this award, Grantee shall be deemed to have agreed to the terms and conditions of this Certificate and the Plan.
IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc., acting by and through its duly authorized officers, has caused this Certificate to be executed as of the Grant Date.

ADAMS RESPIRATORY THERAPEUTICS, INC.		Grant Date: __________, 2009

By:	*SAMPLE DOCUMENT*	Accepted by Grantee:	*SAMPLE DOCUMENT*

Its:	Authorized Officer

Restricted Stock payout from 2008-2009 Performance Share Award
TERMS AND CONDITIONS
1. Vesting of Units. The Units have been credited to a bookkeeping account on behalf of Grantee. The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):
(a)	June 30, 2010, or

(b)	the termination of Grantee’s employment due to death or Disability, or

(c)	upon the date of a Change in Control if the Units are not assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with the Change in Control in a manner approved by the Committee or the Board, or

(d)	upon Grantee’s termination of employment if the Units are assumed by the Surviving Entity or otherwise equitably converted or substituted in connection with a Change in Control, and within two years after the Change in Control Grantee’s employment is terminated without Cause or, if Grantee has an employment or similar agreement with the Company or an Affiliate in which Grantee is permitted to resign for Good Reason, Grantee resigns for Good Reason.
If Grantee’s employment with the Company or an Affiliate terminates prior to the Vesting Date for any reason other than as described above, Grantee shall forfeit all right, title and interest in and to the unvested Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee.
2. Conversion to Shares. Unless the Units are forfeited prior to the Vesting Date as provided in Paragraph 1, the vested Units will be converted to actual shares of Stock on the Vesting Date (the “Conversion Date”). Shares will be registered on the books of the Company in Grantee’s name as of the Conversion Date and will remain in uncertificated, book-entry form unless Grantee requests a stock certificate or certificates for the Shares.
3. Dividend Equivalents. If any dividends or other distributions are paid with respect to the Shares while the Units or are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of Shares then underlying the Units shall be converted into additional restricted stock units in Grantee’s name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable, and such additional stock units shall be subject to the same forfeiture and transfer restrictions and deferral terms as apply to the Units with respect to which they relate. In other words, Dividend Equivalents credited to outstanding Units are only earned to the extent that the related Units are vested.
4. Restrictions on Transfer and Pledge. No right or interest of Grantee in the Units or in any related Dividend Equivalents rights may be pledged, encumbered, or hypothecated or be made subject to any lien, obligation, or liability of Grantee to any other party other than the Company or an Affiliate. Neither the Units nor any related Dividend Equivalents rights may be sold, assigned, transferred or otherwise disposed of by Grantee other than by will or the laws of descent and distribution.
5. Limitation of Rights. The Units do not confer to Grantee or Grantee’s beneficiary, executors or administrators any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the units. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate.
6. Payment of Taxes. The Company or any Affiliate employing Grantee has the authority and the right to deduct or withhold, or require Grantee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Grantee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the vesting or settlement of the Units. The withholding requirement may be satisfied, in whole or in part, at the election of the Company’s principal financial officer or comptroller, by withholding from the settlement of the stock units Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as such officer establishes. The obligations of the Company

Restricted Stock payout from 2008-2009 Performance Share Award under this Certificate will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.
7. Restrictions on Issuance of Shares. If at any time the Committee or the Board shall determine in its discretion, that registration, listing or qualification of the Shares underlying the Units upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Units, stock units will not be converted to Shares in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.
8. Plan Controls. The terms contained in the Plan shall be and are hereby incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan. Without limiting the foregoing, the terms and conditions of the Units, including the number of shares and the class or series of capital stock which may be delivered upon settlement of the Units, are subject to adjustment as provided in Article 15 of the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative. Any conflict between this Certificate and the terms of a written employment agreement with Grantee that has been approved, ratified or confirmed by the Committee or the Board prior to the Grant Date shall be decided in favor of the provisions of such employment agreement.
9. Relationship to Other Benefits. The Units shall not affect the calculation of benefits under any other compensation plan or program of the Company, except to the extent specially provided in such other plan or program.
10. Notice. Notices and communications hereunder must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 4 Mill Ridge Lane, Chester, New Jersey 07930; Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.

EXHIBIT C
Adams Respiratory Therapeutics, Inc.
RESTRICTED STOCK UNIT CERTIFICATE
Non-transferable
GRANT TO

(“Grantee”)
by Adams Respiratory Therapeutics, Inc. (the “Company”)
of _________
Restricted Stock Units (the “Units”) representing the right to earn, on a one-for-one basis, shares of the Company’s $0.01 common stock (“Shares”), pursuant to and subject to the provisions of the Adams Respiratory Therapeutics, Inc. 2005 Incentive Plan (the “Plan”) and to the terms and conditions set forth on the following pages of this award certificate (this “Certificate”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Plan.
By accepting this award, Grantee shall be deemed to have agreed to the terms and conditions of this Certificate and the Plan.
IN WITNESS WHEREOF, Adams Respiratory Therapeutics, Inc., acting by and through its duly authorized officers, has caused this Certificate to be executed as of the Grant Date.

ADAMS RESPIRATORY THERAPEUTICS, INC.		Grant Date: __________, 200_

By:	*SAMPLE DOCUMENT*	Accepted by Grantee:	*SAMPLE DOCUMENT*

Its:	Authorized Officer

CIC Restricted Stock conversion from 2008-2009 Performance Share Award
TERMS AND CONDITIONS
1. Vesting of Units. The Units have been credited to a bookkeeping account on behalf of Grantee. The Units will vest and become non-forfeitable on the earliest to occur of the following (the “Vesting Date”):
(a)	as to 50% of the Units on June 30, 2009 and as to the remaining 50% on June 30, 2010, or

(b)	the termination of Grantee’s employment due to death or Disability, or

(c)	the involuntary termination of Grantee’s employment without Cause, or

(d)	Grantee’s voluntary termination for “Good Reason” if that term or a similar constructive termination concept applies in an employment or change-in-control agreement between Grantee and the Company or an Affiliate.
If Grantee’s employment with the Company or an Affiliate terminates prior to the Vesting Date for any reason other than as described above, Grantee shall forfeit all right, title and interest in and to the unvested Units as of the date of such termination and the Units will be reconveyed to the Company without further consideration or any act or action by Grantee.
2. Conversion to Shares. Unless the Units are forfeited prior to the Vesting Date as provided in Paragraph 1, the vested Units will be converted to actual shares of Stock on the Vesting Date (the “Conversion Date”). Shares will be registered on the books of the Company in Grantee’s name as of the Conversion Date and will remain in uncertificated, book-entry form unless Grantee requests a stock certificate or certificates for the Shares.
3. Dividend Equivalents. If any dividends or other distributions are paid with respect to the Shares while the Units or are outstanding, the dollar amount or fair market value of such dividends or distributions with respect to the number of Shares then underlying the Units shall be converted into additional restricted stock units in Grantee’s name, based on the Fair Market Value of the Stock as of the date such dividends or distributions were payable, and such additional stock units shall be subject to the same forfeiture and transfer restrictions and deferral terms as apply to the Units with respect to which they relate. In other words, Dividend Equivalents credited to outstanding Units are only earned to the extent that the related Units are vested.
4. Restrictions on Transfer and Pledge. No right or interest of Grantee in the Units or in any related Dividend Equivalents rights may be pledged, encumbered, or hypothecated or be made subject to any lien, obligation, or liability of Grantee to any other party other than the Company or an Affiliate. Neither the Units nor any related Dividend Equivalents rights may be sold, assigned, transferred or otherwise disposed of by Grantee other than by will or the laws of descent and distribution.
5. Limitation of Rights. The Units do not confer to Grantee or Grantee’s beneficiary, executors or administrators any rights of a shareholder of the Company unless and until Shares are in fact issued to such person in connection with the units. Nothing in this Certificate shall interfere with or limit in any way the right of the Company or any Affiliate to terminate Grantee’s employment at any time, nor confer upon Grantee any right to continue in employment of the Company or any Affiliate.
6. Payment of Taxes. The Company or any Affiliate employing Grantee has the authority and the right to deduct or withhold, or require Grantee to remit to the employer, an amount sufficient to satisfy federal, state, and local taxes (including Grantee’s FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the vesting or settlement of the Units. The withholding requirement may be satisfied, in whole or in part, at the election of the Company’s principal financial officer or comptroller, by withholding from the settlement of the stock units Shares having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as such officer establishes. The obligations of the Company under this Certificate will be conditional on such payment or arrangements, and the Company, and, where applicable, its Affiliates will, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to Grantee.

CIC Restricted Stock conversion from 2008-2009 Performance Share Award
7. Restrictions on Issuance of Shares. If at any time the Committee or the Board shall determine in its discretion, that registration, listing or qualification of the Shares underlying the Units upon any securities exchange or similar self-regulatory organization or under any foreign, federal, or local law or practice, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the settlement of the Units, stock units will not be converted to Shares in whole or in part unless and until such registration, listing, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Committee or the Board.
8. Plan Controls. The terms contained in the Plan shall be and are hereby incorporated into and made a part of this Certificate and this Certificate shall be governed by and construed in accordance with the Plan. Without limiting the foregoing, the terms and conditions of the Units, including the number of shares and the class or series of capital stock which may be delivered upon settlement of the Units, are subject to adjustment as provided in Article 15 of the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Certificate, the provisions of the Plan shall be controlling and determinative. Any conflict between this Certificate and the terms of a written employment agreement with Grantee that has been approved, ratified or confirmed by the Committee or the Board prior to the Grant Date shall be decided in favor of the provisions of such employment agreement.
9. Relationship to Other Benefits. The Units shall not affect the calculation of benefits under any other compensation plan or program of the Company, except to the extent specially provided in such other plan or program.
10. Notice. Notices and communications hereunder must be in writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to Adams Respiratory Therapeutics, Inc., 4 Mill Ridge Lane, Chester, New Jersey 07930; Attn: Secretary, or any other address designated by the Company in a written notice to Grantee. Notices to Grantee will be directed to the address of Grantee then currently on file with the Company, or at any other address given by Grantee in a written notice to the Company.